Execution Copy

                                                     Schedule
                                                      to the
                                                 Master Agreement

                                            dated as of April 28, 2006

                                                      between

               Credit Suisse International,               and                   Wells Fargo Bank, N.A.,
            an unlimited company incorporated                               not in its individual capacity
           under the laws of England and Wales                           but solely as trust administrator for
                       ("Party A")                                       Adjustable Rate Mortgage Trust 2006-2
                                                                                      ("Party B")

                                                      Part 1
                                              Termination Provisions

In this Agreement:-

(a)      Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)      Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)      Certain  Events of  Default.  The  following  Events of  Default  will apply to the  parties as  specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
         Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.
         Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B.
         Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
         Section 5(a)(vi) (Cross Default) will apply to Party A and will apply to Party B.
         Section 5(a)(vii) (Bankruptcy) will apply to Party A and will apply to Party B.
         Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)      Termination  Events. The "Illegality"  provision of Section 5(b)(i),  the "Tax Event" provision of Section
5(b)(ii),  the "Tax Event Upon Merger"  provision of Section 5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both Party A and Party B.

(e)      Automatic Early Termination.  The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or Party B.

                                                          -19-

(f)      Payments on Early  Termination.  For the purpose of Section 6(e),  the Second Method and Market  Quotation
will apply.

(g)      Termination Currency.  "Termination Currency" means United States Dollars.

(h)      Additional Termination Event.

         Each of the  following  shall be an  Additional  Termination  Event  with  respect  to Party B as the sole
         Affected Party:-

         (1)      Termination of Trust.  The  termination of the obligations  and  responsibilities  of the parties to the Pooling and Servicing Agreement pursuant to Section 11.01 of the Pooling and Servicing Agreement.

         (2)      Amendment  of Pooling  and  Servicing  Agreement.  Party B shall fail to comply with Part 5(h) of this Schedule.

         (3)      Counterparty  Rating Agency  Downgrade.  If Party A no longer has a long-term credit rating of at least A (or its  equivalent)  from  at  least  one of the  Rating  Agencies  rating  the  Certificates  (a
         "Counterparty  Rating Agency Downgrade"),  provided that none of the following events shall occur: Party A shall, no later than the 30th day following the Counterparty  Rating Agency  Downgrade,  either (1) obtain a  substitute  Counterparty  that is a bank or other  financial  institution  that has a long-term  credit rating  of at  least  A (or  its  equivalent)  from  at  least  one  of the  Rating  Agencies  rating  the
         Certificates (the "Counterparty Rating  Requirement"),  (2) obtain a guaranty of or a contingent agreement of another person with a long-term  credit rating of at least A (or its  equivalent)  from at least one of the  Rating  Agencies  rating  the  Certificates  to  honor  Party  A's  obligations  hereunder,  (3) post collateral  under the Credit  Support  Annex  attached  hereto and made a part hereof,  or (4) restore its long-term  credit  rating  to at least A (or its  equivalent)  from at least  one of the  Rating  Agencies rating the  Certificates.  As used herein:  (i) "Moody's" means Moody's  Investors  Service,  Inc., or any successor  nationally  recognized  statistical  rating  organization,  (ii) "S&P" means  Standard & Poor's
         Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or any successor  nationally  recognized statistical  rating  organization,  (iii)  "Fitch"  means  Fitch  Ratings,  or  any  successor  nationally recognized statistical rating organization, and (iv) "Rating Agency" means Moody's, S&P, or Fitch.

                                                          -20-

                                                     Part 2
                                               Tax Representations

(a)      Payer  Tax  Representations.  For the  purpose  of  Section  3(e),  Party A and  Party  B each  makes  the following representation:-

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:-

         (i)      the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii)     the  satisfaction  of the agreement of the other party  contained in Section 4(a)(i) or 4(a)(iii)
                  and the  accuracy  and  effectiveness  of any  document  provided by the other party  pursuant to
                  Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d);

         provided  that it shall not be a breach of this  representation  where  reliance is placed on clause (ii), and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representations.  For the purpose of Section 3(f),

(i)      Party A makes the following representation to Party B:

(A)      Party A is entering  into each  Transaction  in the ordinary  course of its trade as, and is, a recognized
                       UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)      Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)      Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)      Party A is a partnership  that agrees to comply with any withholding  obligation under Section 1446 of the
                       Internal Revenue Code.

         (ii)     Party B makes no Payee Tax Representations.

                                                          -21-

                                                      Part 3
                                          Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:-

(a)      For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

Party required to           Form/Document/            Date by which to be
deliver document            Certificate               delivered

Party A                     U.S. Internal             (i) Before the
                            Revenue Service           first Payment Date
                            Form W-8IMY or any        under this
                            successor forms           Agreement, such
                            thereto                   form to be updated
                                                      at the beginning of
                                                      each succeeding
                                                      three-calendar-year
                                                      period after the
                                                      first payment date
                                                      under this
                                                      Agreement, (ii)
                                                      promptly upon
                                                      reasonable demand
                                                      by Party B, and
                                                      (iii) promptly upon
                                                      learning that any
                                                      such Form
                                                      previously provided
                                                      by Party A has
                                                      become obsolete or
                                                      incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:-

Party required to           Form/Document/            Date by which to be      Covered by Section
deliver document            Certificate               delivered                3(d) Representation

Party A and                 Evidence reasonably       Upon execution this      Yes
Party B                     satisfactory to the       Agreement and, if
                            other party as to         requested, upon
                            the names, true           execution of any
                            signatures and            Confirmation
                            authority of the
                            officers or
                            officials signing
                            this Agreement or
                            any Confirmation on
                            its behalf

Party A                     A copy of the             Upon request, as         Yes
                            annual report for         soon as publicly
                            such party                available
                            containing audited
                            or certified
                            financial
                            statements for the
                            most recently ended
                            financial year

                                                          -22-

Party A                     An opinion of             Upon execution of        No
                            counsel to such           this Agreement
                            party reasonably
                            satisfactory in
                            form and substance
                            to the other party
                            covering the
                            enforceability of
                            this Agreement
                            against such party

Party B                     All opinions of           Upon execution of        No
                            counsel to Party B        this Agreement
                            and counsel to the
                            Servicer, delivered
                            as of the Closing
                            Date

Party B                     Executed copies of        Upon execution of        No
                            the Pooling and           this Agreement.
                            Servicing Agreement
                            and such other
                            documents as
                            requested by Party
                            A.

Party B                     Monthly Statements,       At such times as         Yes
                            as set forth in           such Monthly
                            Section 4.05 of the       Statements are
                            Pooling and               required to be
                            Servicing Agreement       delivered to the
                                                      Trust Administrator
                                                      pursuant to the
                                                      Pooling  and
                                                      Servicing Agreement

Party B                     Such other                Upon request             No
                            information in
                            connection with the
                            Certificates or the
                            Pooling and
                            Servicing Agreement
                            in the possession
                            of Party B as Party
                            A may reasonably
                            request.

                                                          -23-

Party B                     Any and all               Each (i) the date        No
                            proposed and              of distribution to
                            executed amendments       the Certificates or
                            to the Pooling and        (ii) the date of
                            Servicing Agreement.      execution by Party
                                                      B, as applicable.

                                                          -24-

                                                      Part 4
                                                   Miscellaneous

(a) Addresses for Notices.  For the purpose of Section 12(a):-

Notwithstanding  Section 12 (a) of the  Agreement,  all  notices,  including  those to be given under  Section 5 or
Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i) (1)  Address for notices or communications to Party A:-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Global Head of OTC Operations,
                                                                      Operations Department;
                                                                (3)   General Counsel Europe -
                                                                      Legal and Compliance Department

         Swift:      Credit Suisse International CSFP GB2L

    (2)  For the purpose of facsimile notices or communications under this Agreement:-

         Facsimile No.:    +44 (0) 207 888 2686
         Attention:        General Counsel Europe - Legal and Compliance Department

         Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

         With a copy to:

         Facsimile No. +44 (0) 207 888 3715
         Head of Credit Risk Management

         With a copy to:

         Facsimile No. +44 (0) 207 888 9503
         Global Head of OTC Operations, Operations Department.

(ii)     Address for notices or communications to Party B:-

    Address:               Wells Fargo Bank, N.A., as trust      Attention:       Client Manager, CSMC ARMT 2006-1
                            administrator for Adjustable Rate
                            mortgage Trust 2006-2
                           9062 Old Annapolis Road
                           Columbia, Maryland 21045

    Telephone No.:         (410) 884-2000                        Facsimile No.:   (410) 715-2380

      (For all purposes.)

      With copies to:-

    Address:               Credit Suisse Securities (USA) LLC         Attention:       Peter Sack
                           11 Madison Avenue
                           New York, N.Y.  10010

                                                          -25-

    Telephone No.:         (212) 325-7892                             Facsimile No.:   (212) 742-5181

(b)      Process Agent.  For the purpose of Section 13(c):-

         Party A appoints as its Process Agent:- Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New
York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

         Party B appoints as its Process Agent:- Not Applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c):-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.  Details of any Credit Support Document:

         (i)      With respect to Party B:  the Pooling and Servicing Agreement.

         (ii)     With respect to Party A:  Not Applicable.

(g)      Credit Support Provider.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.

(h)      Governing  Law.  This  Agreement  will be governed by and  construed  in  accordance  with the laws of the
State    of New York without reference to choice of law doctrine.

(i)      Netting of Payments.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j)      Affiliate.  Affiliate  will have the  meaning  specified  in Section  14,  provided  that Party B shall be
deemed to         have no Affiliates.

                                                          -26-

                                                      Part 5
                                                 Other Provisions

(a)      Definitions.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction  between the parties are subject to the 2000 ISDA  Definitions  as  published  by the  International  Swaps and  Derivatives
Association,  Inc. (the "2000  Definitions"),  and will be governed in all relevant  respects by the provisions set forth in the 2000  Definitions,  without  regard to any  amendment to the 2000  Definitions  subsequent to the date hereof.  The  provisions of the 2000  Definitions  are  incorporated  by reference in and shall be deemed a part of this Agreement,  except that references in the 2000 Definitions to a "Swap  Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(b)      Pooling and Servicing  Agreement.  This  Agreement is the Pooling and Servicing  Agreement  between Credit
Suisse First Boston Mortgage  Securities Corp., as Depositor,  DLJ Mortgage Capital,  Inc., as Seller,  Wells Fargo
Bank, N.A., as Master Servicer,  Servicer,  Back-Up Servicer and Trust  Administrator,  Select Portfolio  Servicing
Inc.,  as Servicer and Special  Servicer,  Greenpoint  Mortgage  Funding,  Inc., as Servicer and U.S. Bank National
Association, as Trustee, dated as of April 1, 2006, as amended from time to time.

(c)      Independent  Reliance.  The parties  agree to amend  Section 3 of this  Agreement  by the  addition of the following provision at the end thereof and marked as subsection (g).

         "(g)     Independent  Reliance.  Party A is  entering  into  this  Agreement  and  will  enter  into  each
                  Transaction in reliance upon such tax,  accounting,  regulatory,  legal,  and financial advice as it deems  necessary  and not upon any view  expressed  by the other  party.  Party B is  entering into this  Agreement and will enter into each  Transaction  in reliance upon the direction of the
                  Depositor and not upon any view expressed by the other party."

(d)      Change of Account.  Section  2(b) of this  Agreement is hereby  amended by the  addition of the  following after the word "delivery" in the first line thereof:-

         "to another account in the same legal and tax jurisdiction as the original account"

(e)      Escrow  Payments.  If (whether by reason of the time  difference  between the cities in which payments are to be made or  otherwise)  it is not  possible  for  simultaneous  payments  to be made on any date on  which  both parties are required to make payments  hereunder,  either party may at its option and in its sole discretion notify the other  party that  payments  on that date are to be made in escrow.  In this case  deposit of the  payment  due earlier on that date shall be made by 2.00 pm (local time at the place for the  earlier  payment) on that date with an escrow agent selected by the notifying  party,  accompanied by irrevocable  payment  instructions (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required  deposit of the corresponding  payment from the other party on the same date  accompanied by irrevocable  payment  instructions  to the same effect or (ii) if the  required  deposit of the  corresponding  payment is not made on that same date,  to return the payment  deposited to the party that paid it into escrow.  The party that elects to have  payments  made in escrow shall pay all costs of the escrow arrangements.

(f)      Recording of  Conversations.  Each party to this Agreement  acknowledges  and agrees to the tape recording of  conversations  between  the parties to this  Agreement  whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(g)      Waiver of Right to Trial by Jury.  Each party waives,  to the fullest extent  permitted by applicable law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this  Agreement or any Credit Support  Document.  Each party (i) certifies that no  representative,  agent or attorney of the other party or any Credit Support Provider has represented,  expressly or otherwise,  that such other party would not, in the event of such a suit action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges that it and the other party have been induced to enter into this  Agreement  and provide for any Credit  Support  Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

                                                          -27-

(h)      Pooling and Servicing Agreement.

         (1)      Capitalized  terms used in this  Agreement  that are not  defined  herein and are  defined in the
         Pooling and Servicing  Agreement  shall have the respective  meanings  assigned to them in the Pooling and
         Servicing Agreement.

         (2)      Notwithstanding  any other provision of this Agreement,  Party A may not, prior to the date which is one year and one day, or if longer the applicable  preference period then in effect,  after the payment in full of all  Certificates,  institute  against,  or join any other Person in instituting  against,  the
         Trust any bankruptcy,  reorganization,  arrangement, insolvency, moratorium or liquidation proceedings, or other  proceedings  under Federal,  State, or bankruptcy or similar laws.  Nothing shall  preclude,  or be deemed to stop,  Party A (i) from taking any action  prior to the  expiration  of the  aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect,  in (A) any case or proceeding  voluntarily  filed or commenced by the Trust or (B) any involuntary  insolvency  proceeding filed or  commenced by a Person  other than Party A, or (ii) from  commencing  against the Trust or any of the  Collateral  any legal  action which is not a  bankruptcy,  reorganization,  arrangement,  insolvency, moratorium,  liquidation or similar  proceeding.  Party A further  acknowledges that Party B's obligations hereunder  shall be solely the  obligations  of the Trust and that recourse in respect of any  obligations of Party B  hereunder  will be limited to assets of the Trust as applied in  accordance  with the terms of the Pooling and Servicing  Agreement and, on exhaustion  thereof,  all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

         (3)      Party B will  provide  at  least  30  days'  prior  written  notice  to  Party A of any  proposed amendment or modification to the Pooling and Servicing Agreement.

(i)      Amendment of the Pooling and Servicing  Agreement.  Party B will not,  without the prior  written  consent of Party A, consent to any amendment,  supplement or other modification of the Pooling and Servicing Agreement,  in each case as solely  determined by Party A, in a manner that would (i)  adversely  affect the ability of Party B to perform,  timely and fully,  its obligations  under this Agreement,  (ii) affect or change the rights of Party A or the  benefits  accorded to Party A under the Pooling and  Servicing  Agreement or this  Agreement,  (iii) affect or change the  obligations  of Party A under this  Agreement  or (iv)  modify the  meaning of any term used herein and defined in the Pooling and  Servicing  Agreement  or any  component  thereof.  Any such  amendment,  supplement  or modification without such consent of Party A shall not be binding on Party A.

(j)      Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated  under  Section  6(b)(ii),  in this Section 7, and Part 5(i) of the  Schedule,  and except for the assignment  by way of security in favor of the Party B under the Pooling and Servicing  Agreement,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or otherwise) as a whole or in part any of its  rights,  obligations  or  interests  under this  Agreement  or any  Transaction  without the prior written  consent  of the  other  party;  provided,  however,  that (i)  Party A may make  such a  transfer  of this
Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of substantially all of its assets to, another entity,  or an incorporation,  reincorporation  or  reconstitution,  and (ii) Party A may transfer this Agreement to any Person,  including,  without limitation,  another of Party A's offices, branches or affiliates  (any such Person,  office,  branch or affiliate,  a  "Transferee")  on at least five Business  Days'
prior written  notice to Party B; provided  that,  with respect to clause (ii), (A) as of the date of such transfer the  Transferee  will not be  required  to  withhold  or deduct on  account of a Tax from any  payments  under this
Agreement  unless the  Transferee  will be required  to make  payments of  additional  amounts  pursuant to Section
2(d)(i)(4)  of this  Agreement  in respect of such Tax (B) a  Termination  Event or Event of Default does not occur under  this  Agreement  as a result of such  transfer;  (C) such  notice  is  accompanied  by a written  instrument pursuant to which the Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and
(D) Party A will be  responsible  for any costs or expenses  incurred in  connection  with such  transfer.  Party B will execute such  documentation  as is reasonably  deemed  necessary by Party A for the  effectuation  of any such transfer.

Except as specified  otherwise in the  documentation  evidencing a transfer,  a transfer of all the  obligations of
Party A made in compliance  with this Section 7 will  constitute an acceptance and  assumption of such  obligations
(and any related  interests so  transferred)  by the  Transferee,  a novation of the transferee in place of Party A with respect to such obligations (and any related  interests so transferred),  and a release and discharge by Party
B of Party A from, and an agreement by Party B not to make any claim for payment,  liability,  or otherwise against
Party A with respect to, such obligations from and after the effective date of the transfer.

                                                          -28-

In addition,  Party A may transfer this Agreement without the prior consent of the Trust  Administrator,  on behalf of Party B, to an affiliate that satisfies the  Counterparty  Rating  Requirement or that has furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(k)      Notice of  Certain  Events or  Circumstances.  Each party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the  giving of notice or passage of time or both would  constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other party  notice of such event or  condition  (or, in lieu of giving  notice of such event or  condition  in the case of an event or condition  that with the giving of notice or passage of time or both would  constitute an Event of Default or  Termination  Event with  respect to the party,  to cause such event or  condition  to cease to exist before  becoming an Event of Default or Termination  Event);  provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(l)      Regarding  Party A. Party B  acknowledges  and agrees that Party A has had and will have no involvement in and,  accordingly Party A accepts no responsibility for: (i) the establishment,  structure,  or choice of assets of the Trust;  (ii) the selection of any person  performing  services for or acting on behalf of Party B or the Trust;
(iii) the selection of Party A as the Counterparty;  (iv) the terms of the Certificates;  (v) the preparation of or passing on the  disclosure  and other  information  contained in any offering  circular for the  Certificates,  the
Pooling and Servicing  Agreement,  or any other  agreements or documents  used by any party in connection  with the marketing and sale of the Certificates;  (vi) the ongoing  operations and  administration  of the Trust,  including the furnishing of any  information to Party B which is not  specifically  required under this  Agreement;  or (vii)
any other aspect of the Trust's existence.

(m)      Commodity  Exchange  Act.  Each party  represents  to the other  party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)      such party is an  "eligible  contract  participant"  as defined in the U.S.  Commodity  Exchange  Act (the
                  "CEA");

(ii)     neither this  Agreement nor any  Transaction  has been executed or traded on a "trading  facility" as such term is defined in the CEA; and

(iii)    such party is entering into each  Transaction  in  connection  with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(n)      Trust  Administrator.  It is  expressly  understood  and  agreed  by the  parties  hereto  that  (i)  this
Agreement is executed and delivered by Wells Fargo Bank (the Trust  Administrator)  not  individually or personally but solely as trust  administrator for Adjustable Rate Mortgage Trust 2006-2 (the "Trust"),  in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the  representations,  undertakings and agreements  herein  made  on the  part  of the  Trust  is  made  and  intended  not  as  personal  representations, undertakings  and  agreements by the Trust  Administrator  but is made and intended for the purpose of binding only the Trust,  (iii) nothing  herein  contained  shall be construed as creating any liability on the part of the Trust
Administrator,  individually or personally,  to perform any covenant either expressed or implied  contained herein, all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no  circumstances  shall the Trust  Administrator  be personally  liable for the  payment  of any  indebtedness  or  expenses  of the Trust or be liable  for the  breach or  failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by the Trust under this  Agreement  or any other related  documents as to all of which  recourse  shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

                                                          -29-

IN WITNESS  WHEREOF,  the parties have executed this Schedule by their duly  authorized  representatives  as of the date of the Agreement.

               CREDIT SUISSE INTERNATIONAL                                 WELLS FARGO BANK, N.A.,
                                                                        NOT IN ITS INDIVIDUAL CAPACITY
                                                                      BUT SOLELY AS TRUST ADMINISTRATOR
                                                                         FOR ADJUSTABLE RATE MORTGAGE
                                                                                TRUST 2006- 2

     By:_________________________________
     Name:
     Title:                                                     By:______________________________________
                                                                Name:
                                                                Title:

     By:_________________________________
     Name:
     Title: